UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2013

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 6, 2013, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, issued a press release announcing its financial results for the three and twelve months ended June 30, 2013.   The press release, as revised on August 7, 2013 to correct a typographical error, is included as Exhibit 99.1 to this Current Report on Form 8-K.

The third sentence of the paragraph entitled “Three Months Ended June 30, 2013” of the press release inadvertently included amounts for the twelve months ended June 30, 2013. That sentence was corrected to read “The Company had a decrease in net interest income of $75,000, or 1.6%, for the three months ended June 30, 2013 compared to the same period in 2012 due to a decrease in the net interest margin from 3.39% to 3.10%.”

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 6, 2013, the Board of Directors of Hampden Bancorp, Inc. (the “Board”) adopted by resolution an amendment to the Amended and Restated Bylaws of the Corporation (the “Bylaws”), to allow for shareholder voting by electronic transmission.  A copy of the text of the amendment to the Bylaws, adopted by the Board on, and effective as of, August 6, 2013, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events

On August 6, 2013, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.06 per common share, payable on August 30, 2013, to stockholders of record at the close of business on August 16, 2013.  A copy of the press release announcing the declaration is attached as Exhibit 99.1.

On August 7, 2013, the Company received a notice from MHC Mutual Conversion Fund, L.P. and certain of its affiliates of its intention to submit a proposal at the Company’s 2013 Annual Meeting of Stockholders. The proposal reads as follows: “RESOLVED: The shareholders request that the Board of Directors of Hampden Bancorp, Inc. explore avenues to enhance shareholder value through an extraordinary transaction (defined here as a transaction not in the ordinary course of business operations) including, but not limited to selling or merging Hampden Bancorp with another institution” (the “Proposal”). The Company’s Board of Directors will review the Proposal and determine a course of action that is in the best interests of all of the Company’s stockholders.

Item 9.01.   Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit Number	Description
3.1	Text of Amendment to Amended and Restated Bylaws of Hampden Bancorp, Inc.
99.1	Press Release issued by the Company on August 7, 2013 (corrected)*

*The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press release are being furnished pursuant to Items 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date:	August 12, 2013	By:	/s/ Robert A. Massey
Robert A. Massey
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Text of Amendment to Amended and Restated Bylaws of Hampden Bancorp, Inc.
99.1	Press Release issued by the Company on August 7, 2013 (corrected)

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